                                                                   EXHIBIT 10.23

                        AMENDMENT NO. 1 TO FEE AGREEMENT

      This Amendment No. 1 to Fee Agreement (this "Agreement") is made as of December 8, 2003, by and among, Pinnacle Foods Holding Corporation, a Delaware corporation (the "Company"), Crunch Holding Corp., a Delaware corporation ("Crunch Holding") and CDM Capital LLC, a Delaware limited liability company ("CDM").

      WHEREAS, the Company, Crunch Holding and CDM are parties to that certain Fee Agreement, dated as of November 25, 2003 (the "Fee Agreement"); and

      WHEREAS, the parties hereto have agreed to amend the Fee Agreement on the terms and subject to the conditions contained herein.

      NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      1. Amendments to Fee Agreement. The Fee Agreement is hereby amended by inserting a new Section 15 which shall read as follows:

      "SECTION 15. CESSATION OF PAYMENTS. Notwithstanding anything to the contrary contained in this Agreement, no fees shall be payable to CDM pursuant to Sections 1 or 2(a) of this Agreement following the date on which CDM Investor Group LLC ("CDM Investor") no longer owns at least 5% of the equity securities of Crunch Equity Holding, LLC ("LLC"), the parent of Crunch Holding, issued to it at the closing of the Initial Transaction; provided that the Company shall be obligated to make any payments due and payable in respect of periods prior to such date. For purposes of calculating CDM Investor's ownership percentage in this Section 15, the Class D Units and Class E Units issued to CDM Investor pursuant to the Operating Agreement of LLC dated as of November 25, 2003 (as may be amended, restated or modified, the "Operating Agreement") shall be deemed issued to CDM Investor at the closing of the Initial Transaction only if such Units would be Participating Units (as defined in the Operating Agreement) at the time in question."

      2. Miscellaneous.

      a. Except as herein expressly amended, the Fee Agreement is hereby ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms. All references to the Fee Agreement shall mean the Fee Agreement as amended hereby and as the same may in the future be amended, restated, supplemented, or modified from time to time in accordance with its terms.

      b. This Agreement may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

      c. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any law or rule that would cause the laws of any jurisdiction other than the State of New York to be applied.

      d. ANY ACTION OR PROCEEDING AGAINST THE PARTIES RELATING IN ANY WAY TO THIS AGREEMENT MAY BE BROUGHT AND ENFORCED IN THE COURTS OF THE STATE OF NEW YORK OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, TO THE EXTENT THAT SUBJECT MATTER JURISDICTION EXISTS THEREFOR, AND THE PARTIES IRREVOCABLY SUBMIT TO THE JURISDICTION OF BOTH SUCH COURTS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING. EACH OF THE PARTIES HERETO IRREVOCABLE WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT SUCH PARTY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH ACTION OR PROCEEDING IN THE COURTS OF THE STATE OF NEW YORK LOCATED IN NEW YORK COUNTY OR THE SOUTHERN DISTRICT OF NEW YORK AND ANY CLAIM THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN ANY INCONVENIENT FORUM. ANY JUDGMENT MAY BE ENTERED IN ANY COURT HAVING JURISDICTION THEREOF.

      e. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.

                     [Remainder of Page Intentionally Blank]

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to Fee Agreement as of the date first above written.

                                    PINNACLE FOODS HOLDING CORPORATION

                                    By: /s/ M. KELLEY MAGGS
                                        -------------------
                                    Name: M. Kelley Maggs

                                    CRUNCH HOLDING CORP.

                                    By: /s/ JONATHAN LYNCH
                                        ------------------
                                    Name: Jonathan Lynch

                                    CDM CAPITAL LLC

                                    By: /s/  C. DEAN METROPOULOS
                                        ------------------------
                                    Name: C. Dean Metropoulos